KPMG
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402



                          Independent Auditors' Consent
                          -----------------------------


The Board of Directors
Minnesota Life Insurance Company and
Contract Owners of Variable Annuity Account:



We consent to the use of our reports included herein and to the reference to our Firm under the heading "AUDITORS" in Part B of the Registration Statement.

                                                     /s/  KPMG LLP

                                                     KPMG LLP


Minneapolis, Minnesota
April 24, 2001